Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Condensed Consolidated Statements of Income — Reclassified
Unaudited
(In millions except per share data)

	1Q19	1Q18	2Q18	3Q18	4Q18	FY18	4Q17	FY17
Net Operating Revenues	$8,694	$8,298	$9,421	$8,775	$7,806	$34,300	$8,314	$36,212
Cost of goods sold	3,365	3,076	3,543	3,346	3,102	13,067	3,155	13,721
Gross Profit	5,329	5,222	5,878	5,429	4,704	21,233	5,159	22,491
Selling, general and administrative expenses	2,767	2,739	2,887	2,660	2,716	11,002	3,057	12,834
Other operating charges	127	536	225	155	163	1,079	592	1,902
Operating Income	2,435	1,947	2,766	2,614	1,825	9,152	1,510	7,755
Interest income	133	166	173	171	179	689	184	679
Interest expense	245	236	247	214	253	950	222	853
Equity income (loss) — net	133	141	324	348	195	1,008	189	1,072
Other income (loss) — net	(231)	(73)	(74)	(546)	(981)	(1,674)	(576)	(1,763)
Income Before Income Taxes	2,225	1,945	2,942	2,373	965	8,225	1,085	6,890
Income taxes	522	545	611	555	38	1,749	3,802	5,607
Consolidated Net Income (Loss)	1,703	1,400	2,331	1,818	927	6,476	(2,717)	1,283
Less: Net income (loss) attributable to noncontrolling interests	25	32	15	(62)	57	42	35	35
Net Income (Loss) Attributable to Shareowners of The Coca-Cola Company	$1,678	$1,368	$2,316	$1,880	$870	$6,434	$(2,752)	$1,248
Basic Net Income (Loss) Per Share [1]	$0.39	$0.32	$0.54	$0.44	$0.20	$1.51	$(0.65)	$0.29
Diluted Net Income (Loss) Per Share [1]	$0.39	$0.32	$0.54	$0.44	$0.20	$1.50	$(0.65)	$0.29
Average Shares Outstanding	4,271	4,265	4,255	4,255	4,262	4,259	4,261	4,272
Effect of dilutive securities	35	41	35	40	42	40	—	52
Average Shares Outstanding Assuming Dilution	4,306	4,306	4,290	4,295	4,304	4,299	4,261	4,324
Comparable Diluted Net Income Per Share (Non-GAAP)	$0.48	$0.47	$0.60	$0.57	$0.44	$2.08	$0.40	$1.92

Note: Reclassified data reflect the reclassification of Coca-Cola Beverages Africa Proprietary Limited ("CCBA") from discontinued operations into continuing operations.
1 Calculated based on net income (loss) attributable to shareowners of The Coca-Cola Company (the "company").

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Condensed Consolidated Balance Sheets — Reclassified
Unaudited
(In millions except par value)

	March 29, 2019	March 30, 2018	June 29, 2018	September 28, 2018	December 31, 2018	December 31, 2017
ASSETS
Current Assets
Cash and cash equivalents	$5,848	$8,461	$8,149	$9,221	$9,077	$6,102
Short-term investments	1,538	7,518	5,843	4,727	2,025	9,352
Total Cash, Cash Equivalents and Short-Term Investments	7,386	15,979	13,992	13,948	11,102	15,454
Marketable securities	4,765	5,564	5,536	5,055	5,013	5,317
Trade accounts receivable, less allowances	4,109	4,183	4,822	3,986	3,685	3,966
Inventories	3,461	3,231	3,169	2,884	3,071	2,954
Prepaid expenses and other assets	3,038	2,518	2,611	2,149	2,059	2,052
Assets held for sale	—	213	—	—	—	219
Total Current Assets	22,759	31,688	30,130	28,022	24,930	29,962
Equity Method Investments	19,289	21,485	20,610	20,904	19,412	20,863
Other Investments	915	1,039	1,015	1,051	867	1,096
Other Assets	5,401	4,433	4,423	4,546	4,148	4,244
Deferred Income Tax Assets	2,623	3,315	3,015	2,736	2,674	346
Property, Plant and Equipment — net	10,273	9,438	9,129	8,652	9,598	9,638
Trademarks With Indefinite Lives	9,351	6,753	6,669	6,668	6,682	6,729
Bottlers' Franchise Rights with Indefinite Lives	111	53	38	51	51	138
Goodwill	16,839	13,830	13,523	13,549	14,109	13,649
Other Intangible Assets	786	1,248	1,041	698	745	1,231
Total Assets	$88,347	$93,282	$89,593	$86,877	$83,216	$87,896
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable and accrued expenses	$11,516	$10,763	$11,384	$10,897	$9,533	$9,346
Loans and notes payable	12,354	15,203	15,154	13,398	13,835	13,609
Current maturities of long-term debt	3,303	4,376	4,029	6,347	5,003	3,304
Accrued income taxes	310	634	393	348	411	449
Liabilities held for sale	—	33	—	—	—	37
Total Current Liabilities	27,483	31,009	30,960	30,990	28,782	26,745
Long-Term Debt	29,409	29,812	28,080	25,538	25,376	31,202
Other Liabilities	8,610	8,089	7,377	7,255	7,646	8,031
Deferred Income Tax Liabilities	3,041	2,755	3,000	2,916	2,354	2,941
The Coca-Cola Company Shareowners' Equity
Common stock, $0.25 par value; Authorized — 11,200 shares	1,760	1,760	1,760	1,760	1,760	1,760
Capital surplus	16,577	16,006	16,117	16,266	16,520	15,864
Reinvested earnings	63,704	63,150	63,808	64,028	63,234	60,430
Accumulated other comprehensive income (loss)	(12,325)	(10,038)	(11,774)	(12,070)	(12,814)	(10,305)
Treasury stock, at cost	(51,981)	(51,268)	(51,588)	(51,720)	(51,719)	(50,677)
Equity Attributable to Shareowners of The Coca-Cola Company	17,735	19,610	18,323	18,264	16,981	17,072
Equity Attributable to Noncontrolling interests	2,069	2,007	1,853	1,914	2,077	1,905
Total Equity	19,804	21,617	20,176	20,178	19,058	18,977
Total Liabilities and Equity	$88,347	$93,282	$89,593	$86,877	$83,216	$87,896

Note: Reclassified data reflect the reclassification of CCBA from discontinued operations into continuing operations.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Purchases of Property, Plant and Equipment — Reclassified
Unaudited
(In millions)

	1Q19	1Q18	YTD 2Q18	YTD 3Q18	FY18	FY17
Purchases of Property, Plant and Equipment	$(388)	$(299)	$(689)	$(1,048)	$(1,548)	$(1,750)

Note: Reclassified data reflect the reclassification of CCBA from discontinued operations into continuing operations.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Unaudited
(In millions)

	1Q19	1Q18	2Q18	3Q18	4Q18	FY18	4Q17	FY17
Net Operating Revenues — Third Party
Europe, Middle East & Africa	$1,634	$1,537	$1,884	$1,702	$1,412	$6,535	$1,563	$6,780
Latin America	896	978	1,011	1,001	981	3,971	1,097	3,953
North America	2,681	2,598	3,010	2,972	2,790	11,370	2,439	8,678
Asia Pacific	1,060	1,109	1,396	1,348	944	4,797	955	4,753
Global Ventures	583	193	210	183	181	767	183	712
Bottling Investments	1,808	1,872	1,853	1,552	1,491	6,768	2,066	11,223
Corporate	32	11	57	17	7	92	11	113
Consolidated	$8,694	$8,298	$9,421	$8,775	$7,806	$34,300	$8,314	$36,212

Net Operating Revenues — Intersegment
Europe, Middle East & Africa	$138	$149	$124	$124	$167	$564	$42	$42
Latin America	—	19	19	1	—	39	19	73
North America	2	54	70	119	17	260	179	1,951
Asia Pacific	127	106	118	72	92	388	69	409
Global Ventures	2	1	1	—	1	3	1	3
Bottling Investments	2	2	2	13	2	19	14	83
Corporate	—	—	—	—	—	—	—	—
Eliminations	(271)	(331)	(334)	(329)	(279)	(1,273)	(324)	(2,561)
Consolidated	$—	$—	$—	$—	$—	$—	$—	$—

Net Operating Revenues — Total
Europe, Middle East & Africa	$1,772	$1,686	$2,008	$1,826	$1,579	$7,099	$1,605	$6,822
Latin America	896	997	1,030	1,002	981	4,010	1,116	4,026
North America	2,683	2,652	3,080	3,091	2,807	11,630	2,618	10,629
Asia Pacific	1,187	1,215	1,514	1,420	1,036	5,185	1,024	5,162
Global Ventures	585	194	211	183	182	770	184	715
Bottling Investments	1,810	1,874	1,855	1,565	1,493	6,787	2,080	11,306
Corporate	32	11	57	17	7	92	11	113
Eliminations	(271)	(331)	(334)	(329)	(279)	(1,273)	(324)	(2,561)
Consolidated	$8,694	$8,298	$9,421	$8,775	$7,806	$34,300	$8,314	$36,212

Comparable Net Operating Revenues — Total (Non-GAAP)[1]
Europe, Middle East & Africa	$1,772	$1,686	$2,008	$1,826	$1,579	$7,099	$1,605	$6,822
Latin America	896	997	1,030	1,002	981	4,010	1,116	4,026
North America	2,683	2,652	3,080	3,091	2,807	11,630	2,612	10,619
Asia Pacific	1,187	1,215	1,514	1,420	1,036	5,185	1,024	5,162
Global Ventures	585	194	211	183	182	770	184	715
Bottling Investments	1,810	1,874	1,855	1,565	1,493	6,787	2,080	11,306
Corporate	36	9	33	35	6	83	17	129
Eliminations	(271)	(331)	(334)	(329)	(279)	(1,273)	(324)	(2,561)
Consolidated	$8,698	$8,296	$9,397	$8,793	$7,805	$34,291	$8,314	$36,218

Note: Reclassified operating segment and Corporate data reflect the reclassification of CCBA from discontinued operations into continuing operations. CCBA is included in the Bottling Investments operating segment.

1 The only difference between net operating revenues and comparable net operating revenues is the impact of our economic (nondesignated) hedges.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Unaudited
(In millions)

	1Q19	1Q18	2Q18	3Q18	4Q18	FY18	4Q17	FY17
Operating Income (Loss)
Europe, Middle East & Africa	$978	$914	$1,093	$933	$753	$3,693	$756	$3,585
Latin America	496	571	593	640	514	2,318	590	2,215
North America	586	503	648	663	504	2,318	583	2,472
Asia Pacific	542	562	703	614	392	2,271	320	2,136
Global Ventures	66	29	37	44	42	152	33	159
Bottling Investments	100	(325)	(17)	24	121	(197)	(20)	(806)
Corporate	(333)	(307)	(291)	(304)	(501)	(1,403)	(752)	(2,006)
Consolidated	$2,435	$1,947	$2,766	$2,614	$1,825	$9,152	$1,510	$7,755

Comparable Operating Income (Loss) (Non-GAAP)
Europe, Middle East & Africa	$979	$916	$1,093	$929	$752	$3,690	$780	$3,611
Latin America	496	573	594	639	516	2,322	594	2,222
North America	582	536	709	701	584	2,530	688	2,699
Asia Pacific	542	562	704	612	389	2,267	326	2,146
Global Ventures	66	29	37	44	42	152	33	159
Bottling Investments	21	30	(9)	(14)	54	61	55	203
Corporate	(230)	(269)	(256)	(212)	(399)	(1,136)	(464)	(1,434)
Consolidated	$2,456	$2,377	$2,872	$2,699	$1,938	$9,886	$2,012	$9,606

Note: Reclassified operating segment and Corporate data reflect the reclassification of CCBA from discontinued operations into continuing operations. CCBA is included in the Bottling Investments operating segment.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited

The company reports its financial results in accordance with accounting principles generally accepted in the United States ("GAAP" or referred to herein as "reported"). To supplement our financial results reported on a GAAP basis, we provide the following non-GAAP financial measures: "comparable net revenues", "comparable operating income" and "comparable EPS," each of which are defined below. Management believes these non-GAAP financial measures provide investors with additional meaningful financial information that should be considered when assessing our underlying business performance and trends. Management believes these non-GAAP financial measures also enhance investors' ability to compare period-to-period financial results. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the company's reported results prepared in accordance with GAAP. Our non-GAAP financial measures do not represent a comprehensive basis of accounting. Therefore, our non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of each of these non-GAAP financial measures to GAAP information are also included. Management uses these non-GAAP financial measures in making financial, operating, compensation and planning decisions and in evaluating the company's performance. Disclosing these non-GAAP financial measures allows investors and company management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance.
DEFINITIONS

•
"Comparable net revenues" is a non-GAAP financial measure that excludes or has otherwise been adjusted for items impacting comparability (discussed further below). Management believes the comparable net revenues (non-GAAP) measure provides investors with useful supplemental information to enhance their understanding of the company's revenue performance and trends by improving their ability to compare our period-to-period results.

•
"Comparable operating income" is a non-GAAP financial measure that excludes or has otherwise been adjusted for items impacting comparability (discussed further below). Management uses this non-GAAP financial measure to evaluate the company's performance and make resource allocation decisions. Further, management believes the comparable operating income (non-GAAP) measure enhances its ability to communicate the underlying operating results and provides investors with useful supplemental information to enhance their understanding of the company's underlying business performance and trends by improving their ability to compare our period-to-period financial results.

•
"Comparable EPS" is a non-GAAP financial measure that excludes or has otherwise been adjusted for items impacting comparability (discussed further below). Management uses this non-GAAP financial measure to evaluate the company's performance and make resource allocation decisions. Further, management believes the comparable EPS (non-GAAP) measure enhances its ability to communicate the underlying operating results and provides investors with useful supplemental information to enhance their understanding of the company's underlying business performance and trends by improving their ability to compare our period-to-period financial results.

ITEMS IMPACTING COMPARABILITY
The following information is provided to give qualitative and quantitative information related to items impacting comparability. Items impacting comparability are not defined terms within GAAP. Therefore, our non-GAAP financial information may not be comparable to similarly titled measures reported by other companies. We determine which items to consider as "items impacting comparability" based on how management views our business; makes financial, operating, compensation and planning decisions; and evaluates the company's ongoing performance. Items such as charges, gains and accounting changes which are viewed by management as impacting only the current period or the comparable period, but not both, or as pertaining to different and unrelated underlying activities or events across comparable periods, are generally considered "items impacting comparability." Items impacting comparability include, but are not limited to, asset impairments, charges related to our productivity and reinvestment initiatives, and transaction gains/losses, in each case when exceeding a U.S. dollar threshold. Also included are our proportionate share of similar items incurred by our equity method investees, timing differences related to our economic (nondesignated) hedging activities, and timing differences related to unrealized mark-to-market adjustments of equity securities and trading debt securities, regardless of size.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited

Productivity and Reinvestment
During the periods presented, the company incurred costs related to our productivity and reinvestment initiatives. These initiatives are focused on four key areas: restructuring the company's global supply chain; implementing zero-based work, an evolution of zero-based budget principles across the organization; streamlining and simplifying the company's operating model; and further driving increased discipline and efficiency in direct marketing investments. The savings realized from the program will enable the company to fund marketing initiatives and innovation required to deliver sustainable net revenue growth. The savings will also support margin expansion and increased returns on invested capital over time.
Equity Investees
During the periods presented, the company recorded net charges or net gains representing the company's proportionate share of significant operating and nonoperating items recorded by certain of our equity method investees.
Transaction Gains/Losses
Transaction gains/losses represent the gains and losses the company incurs when acquiring or divesting of certain operations and investments.
North America Refranchising
Throughout the periods presented, the company refranchised its North America bottling territories to certain of its bottling partners. In conjunction with these refranchising transactions, the company incurred net losses, primarily related to the derecognition of the intangible assets transferred or reclassified as held for sale during the periods and certain post-closing adjustments. The company also incurred certain costs to refranchise these bottling territories. These costs include, among other items, internal and external costs for individuals directly working on the refranchising efforts, severance, special termination benefits, and costs associated with the implementation of information technology systems to facilitate consistent data standards and availability throughout our bottling system ("North America refranchising costs"). The company also made payments to certain of our unconsolidated bottling partners in North America in order to convert their bottling agreements to a comprehensive beverage agreement with additional requirements ("North America conversion costs").
CCBA Unrecognized Depreciation and Amortization
These amounts represent the depreciation and amortization that the company would have recorded during the periods presented had CCBA not been classified as held for sale.
Other Items
Economic (Nondesignated) Hedges
The company uses derivatives as economic hedges primarily to mitigate the foreign exchange risk for certain currencies and the price risk associated with the purchase of materials used in the manufacturing process as well as the purchase of vehicle fuel. Although these derivatives were not designated and/or did not qualify for hedge accounting, they are effective economic hedges. The changes in fair values of these economic hedges are immediately recognized into earnings. The company excludes the net impact of mark-to-market adjustments for outstanding hedges and realized gains/losses for settled hedges from our non-GAAP financial information until the period in which the underlying exposure being hedged impacts our condensed consolidated statement of income. Management believes this adjustment provides meaningful information related to the impact of our economic hedging activities.
Unrealized Gains and Losses on Equity and Trading Debt Securities
The company excludes the net impact of unrealized gains and losses resulting from mark-to-market adjustments on our equity and trading debt securities from our non-GAAP financial information until the period in which the underlying securities are sold and the associated gains or losses are realized. Management believes this adjustment provides meaningful information related to the impact of our investments in equity and trading debt securities.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions except per share data)

	Three Months Ended March 29, 2019
	Net operating revenues	Cost of goods sold	Gross profit	Gross margin	Selling, general and administrative expenses	Other operating charges	Operating income	Operating margin
Reported (GAAP)	$8,694	$3,365	$5,329	61.3%	$2,767	$127	$2,435	28.0%
Items Impacting Comparability:
Productivity and Reinvestment	—	—	—		—	(68)	68
Transaction Gains/Losses	—	—	—		—	(57)	57
CCBA Unrecognized Depreciation and Amortization	—	23	(23)		65	—	(88)
Other Items	4	22	(18)		—	(2)	(16)
Comparable (Non-GAAP)	$8,698	$3,410	$5,288	60.8%	$2,832	$—	$2,456	28.2%

	Three Months Ended March 29, 2019
	Interest expense	Equity income (loss) — net	Other income (loss) — net	Income before income taxes	Income taxes[1]	Effective tax rate	Net income[2]	Diluted net income per share
Reported (GAAP)	$245	$133	$(231)	$2,225	$522	23.5%	$1,678	$0.39
Items Impacting Comparability:
Asset Impairments	—	—	343	343	36		307	0.07
Productivity and Reinvestment	—	—	—	68	16		52	0.01
Equity Investees	—	42	—	42	1		41	0.01
Transaction Gains/Losses	—	—	90	147	(23)		170	0.04
CCBA Unrecognized Depreciation and Amortization	—	—	—	(88)	(25)		(40)	(0.01)
Other Items	—	—	(162)	(178)	(40)		(138)	(0.03)
Certain Tax Matters	—	—	—	—	22		(22)	(0.01)
Comparable (Non-GAAP)	$245	$175	$40	$2,559	$509	19.9%	$2,048	$0.48

Note: Certain columns may not add due to rounding. Certain percentages may not recalculate using the rounded dollar amounts provided. Reclassified data reflect the reclassification of CCBA from discontinued operations into continuing operations.

[1]
The income tax adjustments are the calculated income tax benefits (charges) at the applicable tax rate for each of the items impacting comparability with the exception of certain tax matters discussed below.

[2]	Represents net income attributable to shareowners of the company.

•
Asset impairments include charges of $286 million related to Coca-Cola Bottlers Japan Holdings Inc., an equity method investee, and charges of $57 million related to one of our equity method investees in North America.

•
Transaction gains/losses include a $121 million loss in conjunction with our acquisition of the remaining equity ownership interest in C.H.I. Limited, $46 million of transaction costs associated with the purchase of Costa Limited, which we acquired in January 2019, $11 million of charges primarily related to North America refranchising costs, charges of $4 million related to North America conversion payments, and other charges of $4 million related to the refranchising of certain bottling territories in North America. These charges were partially offset by a gain of $39 million related to the sale of a portion of our equity ownership interest in Embotelladora Andina S.A.

•
Other items include a $161 million net gain related to unrealized gains and losses on our equity and trading debt securities and a $19 million net gain related to our economic hedging activities, which were partially offset by charges of $2 million primarily related to tax litigation expense.

•
Certain tax matters include $27 million of excess tax benefits associated with the company's stock-based compensation arrangements, partially offset by a net tax charge of $5 million for changes to our uncertain tax positions, including interest and penalties, as well as for agreed-upon tax matters.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions except per share data)

	Three Months Ended March 30, 2018
	Net operating revenues	Cost of goods sold	Gross profit	Gross margin	Selling, general and administrative expenses	Other operating charges	Operating income	Operating margin
Reported (GAAP)	$8,298	$3,076	$5,222	62.9%	$2,739	$536	$1,947	23.5%
Items Impacting Comparability:
Asset Impairments	—	—	—		—	(390)	390
Productivity and Reinvestment	—	—	—		—	(95)	95
Transaction Gains/Losses	—	—	—		—	(45)	45
CCBA Unrecognized Depreciation and Amortization	—	25	(25)		71	—	(96)
Other Items	(2)	9	(11)		(1)	(6)	(4)
Comparable (Non-GAAP)	$8,296	$3,110	$5,186	62.5%	$2,809	$—	$2,377	28.6%

	Three Months Ended March 30, 2018
	Interest expense	Equity income (loss) — net	Other income (loss) — net	Income before income taxes	Income taxes[1]	Effective tax rate	Net income[2]	Diluted net income per share
Reported (GAAP)	$236	$141	$(73)	$1,945	$545	28.0%	$1,368	$0.32
Items Impacting Comparability:
Asset Impairments	—	—	—	390	100		290	0.07
Productivity and Reinvestment	—	—	—	95	23		72	0.02
Equity Investees	—	51	—	51	(5)		56	0.01
Transaction Gains/Losses	—	—	54	99	17		82	0.02
CCBA Unrecognized Depreciation and Amortization	—	—	—	(96)	(27)		(44)	(0.01)
Other Items	—	—	97	93	23		70	0.02
Certain Tax Matters	—	—	—	—	(126)		126	0.03
Comparable (Non-GAAP)	$236	$192	$78	$2,577	$550	21.3%	$2,020	$0.47
Note: Certain columns may not add due to rounding. Certain percentages may not recalculate using the rounded dollar amounts provided. Reclassified data reflect the reclassification of CCBA from discontinued operations into continuing operations.

[1]
The income tax adjustments are the calculated income tax benefits (charges) at the applicable tax rate for each of the items impacting comparability with the exception of certain tax matters discussed below.

[2]	Represents net income attributable to shareowners of the company.

•	Asset impairments include charges of $390 million related to Coca-Cola Refreshments ("CCR") assets.

•
Transaction gains/losses include charges of $45 million primarily related to North America refranchising costs, a net loss of $33 million primarily related to the reversal of the cumulative translation adjustments resulting from the substantial liquidation of the company's former Russian juice operations, charges of $19 million related to North America conversion payments and other charges of $2 million related to the refranchising of certain bottling territories in North America.

•
Other items include a net loss of $97 million related to unrealized mark-to-market adjustments of equity securities and charges of $6 million primarily related to tax litigation expense, which were partially offset by a $10 million net gain related to our economic hedging activities.

•
Certain tax matters include $176 million of income tax expense primarily as a result of adjustments to our provisional remeasurement of deferred taxes recorded as of December 31, 2017 related to the Tax Cuts and Jobs Act ("Tax Reform Act") and a net tax charge of $34 million for changes to our uncertain tax positions, including interest and penalties, as well as for agreed-upon tax matters. These charges were partially offset by $84 million of excess tax benefits recorded in association with the company's stock-based compensation arrangements.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions except per share data)

	Three Months Ended June 29, 2018
	Net operating revenues	Cost of goods sold	Gross profit	Gross margin	Selling, general and administrative expenses	Other operating charges	Operating income	Operating margin
Reported (GAAP)	$9,421	$3,543	$5,878	62.4%	$2,887	$225	$2,766	29.4%
Items Impacting Comparability:
Asset Impairments	—	—	—		—	(60)	60
Productivity and Reinvestment	—	—	—		—	(111)	111
Transaction Gains/Losses	—	—	—		—	(37)	37
CCBA Unrecognized Depreciation and Amortization	—	24	(24)		73	—	(97)
Other Items	(24)	(1)	(23)		(1)	(17)	(5)
Comparable (Non-GAAP)	$9,397	$3,566	$5,831	62.0%	$2,959	$—	$2,872	30.6%

	Three Months Ended June 29, 2018
	Interest expense	Equity income (loss) — net	Other income (loss) — net	Income before income taxes	Income taxes[1]	Effective tax rate	Net income[2]	Diluted net income per share
Reported (GAAP)	$247	$324	$(74)	$2,942	$611	20.7%	$2,316	$0.54
Items Impacting Comparability:
Asset Impairments	—	—	52	112	16		96	0.02
Productivity and Reinvestment	—	—	39	150	34		116	0.03
Equity Investees	—	33	—	33	1		32	0.01
Transaction Gains/Losses	—	—	115	152	16		136	0.03
CCBA Unrecognized Depreciation and Amortization	—	—	—	(97)	(28)		(44)	(0.01)
Other Items	—	—	(25)	(30)	(5)		(25)	(0.01)
Certain Tax Matters	—	—	—	—	37		(37)	(0.01)
Comparable (Non-GAAP)	$247	$357	$107	$3,262	$682	20.9%	$2,590	$0.60
Note: Certain columns may not add due to rounding. Certain percentages may not recalculate using the rounded dollar amounts provided. Reclassified data reflect the reclassification of CCBA from discontinued operations into continuing operations.

[1]
The income tax adjustments are the calculated income tax benefits (charges) at the applicable tax rate for each of the items impacting comparability with the exception of certain tax matters discussed below.

[2]	Represents net income attributable to shareowners of the company.

•	Asset impairments include charges of $60 million related to CCR assets and an impairment charge of $52 million related to one of our equity method investees.

•
Transaction gains/losses include net charges of $102 million related related to the refranchising of certain bottling territories in North America, charges of $47 million due to pension settlements, charges of $34 million related to North America refranchising costs, charges of $3 million for noncapitalizable transaction costs associated with pending and closed transactions, and charges of $2 million related to North America conversion payments. These charges were partially offset by a net gain of $36 million due to the refranchising of our Latin American bottling operations.

•
Other items include a net gain of $25 million related to realized and unrealized gains and losses on equity securities and trading debt securities and a $22 million net gain related to our economic hedging activities, which were partially offset by charges of $22 million primarily related to tax litigation expense.

•
Certain tax matters include $42 million of income tax benefit primarily as a result of adjustments to our provisional remeasurement of deferred taxes recorded as of December 31, 2017 related to the Tax Reform Act and $3 million of excess tax benefits associated with the company's stock-based compensation arrangements. These benefits were partially offset by net tax charges of $8 million for changes to our uncertain tax positions, including interest and penalties, as well as for agreed-upon tax matters.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions except per share data)

	Three Months Ended September 28, 2018
	Net operating revenues	Cost of goods sold	Gross profit	Gross margin	Selling, general and administrative expenses	Other operating charges	Operating income	Operating margin
Reported (GAAP)	$8,775	$3,346	$5,429	61.9%	$2,660	$155	$2,614	29.8%
Items Impacting Comparability:
Productivity and Reinvestment	—	—	—		—	(107)	107
Transaction Gains/Losses	—	—	—		—	(44)	44
CCBA Unrecognized Depreciation and Amortization	—	22	(22)		68	—	(90)
Other Items	18	(2)	20		—	(4)	24
Comparable (Non-GAAP)	$8,793	$3,366	$5,427	61.7%	$2,728	$—	$2,699	30.7%

	Three Months Ended September 28, 2018
	Interest expense	Equity income (loss) — net	Other income (loss) — net	Income before income taxes	Income taxes[1]	Effective tax rate	Net income[2]	Diluted net income per share
Reported (GAAP)	$214	$348	$(546)	$2,373	$555	23.4%	$1,880	$0.44
Items Impacting Comparability:
Asset Impairments	—	—	205	205	—		205	0.05
Productivity and Reinvestment	—	—	25	132	31		101	0.02
Equity Investees	—	(19)	—	(19)	(7)		(12)	—
Transaction Gains/Losses	—	—	460	504	(107)		533	0.12
CCBA Unrecognized Depreciation and Amortization	—	—	—	(90)	(26)		(41)	(0.01)
Other Items	27	—	(65)	(68)	(17)		(51)	(0.01)
Certain Tax Matters	—	—	—	—	149		(149)	(0.03)
Comparable (Non-GAAP)	$241	$329	$79	$3,037	$578	19.0%	$2,466	$0.57
Note: Certain columns may not add due to rounding. Certain percentages may not recalculate using the rounded dollar amounts provided. Reclassified data reflect the reclassification of CCBA from discontinued operations into continuing operations.

[1]
The income tax adjustments are the calculated income tax benefits (charges) at the applicable tax rate for each of the items impacting comparability with the exception of certain tax matters discussed below.

[2]	Represents net income attributable to shareowners of the company.

•	Asset impairments include a charge of $205 million related to PT Coca-Cola Bottling Indonesia, an equity method investee.

•
Transaction gains/losses include charges of $554 million related to CCBA assets which were held for sale, net charges of $275 million primarily related to refranchising certain North America bottling territories, charges of $38 million related to North America refranchising costs, charges of $12 million related to North America conversion payments, and charges of $6 million for noncapitalizable transaction costs associated with pending and closed transactions. These charges were partially offset by a net gain of $370 million related to the sale of our equity ownership in Corporación Lindley S.A. ("Lindley") and a net gain of $11 million due to the refranchising of our Latin American bottling operations.

•
Other items include a net gain of $32 million related to realized and unrealized gains and losses on equity securities and trading debt securities, a net gain of $27 million related to the early extinguishment of long-term debt and a $13 million net gain related to our economic hedging activities, which were partially offset by charges of $4 million primarily related to tax litigation expense.

•
Certain tax matters include $125 million of income tax benefit primarily as a result of adjustments to our provisional remeasurement of deferred taxes recorded as of December 31, 2017 related to the Tax Reform Act and $27 million of excess tax benefits associated with the company's stock-based compensation arrangements. These benefits were partially offset by net tax charges of $3 million for changes to our uncertain tax positions, including interest and penalties, as well as for agreed-upon tax matters.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions except per share data)

	Three Months Ended December 31, 2018
	Net operating revenues	Cost of goods sold	Gross profit	Gross margin	Selling, general and administrative expenses	Other operating charges	Operating income	Operating margin
Reported (GAAP)	$7,806	$3,102	$4,704	60.3%	$2,716	$163	$1,825	23.4%
Items Impacting Comparability:
Productivity and Reinvestment	—	—	—		—	(127)	127
Transaction Gains/Losses	—	—	—		—	(32)	32
CCBA Unrecognized Depreciation and Amortization	—	21	(21)		68	—	(89)
Other Items	(1)	(40)	39		—	(4)	43
Comparable (Non-GAAP)	$7,805	$3,083	$4,722	60.5%	$2,784	$—	$1,938	24.8%

	Three Months Ended December 31, 2018
	Interest expense	Equity income (loss) — net	Other income (loss) — net	Income before income taxes	Income taxes[1]	Effective tax rate	Net income[2]	Diluted net income per share
Reported (GAAP)	$253	$195	$(981)	$965	$38	4.0%	$870	$0.20
Items Impacting Comparability:
Asset Impairments	—	—	334	334	—		334	0.08
Productivity and Reinvestment	—	—	4	131	32		99	0.02
Equity Investees	—	46	—	46	2		44	0.01
Transaction Gains/Losses	—	—	306	338	78		260	0.06
CCBA Unrecognized Depreciation and Amortization	—	—	—	(89)	(24)		(41)	(0.01)
Other Items	—	—	411	454	109		345	0.08
Certain Tax Matters	—	—	—	—	32		(32)	(0.01)
Comparable (Non-GAAP)	$253	$241	$74	$2,179	$267	12.2%	$1,879	$0.44
Note: Certain columns may not add due to rounding. Certain percentages may not recalculate using the rounded dollar amounts provided. Reclassified data reflect the reclassification of CCBA from discontinued operations into continuing operations.

[1]
The income tax adjustments are the calculated income tax benefits (charges) at the applicable tax rate for each of the items impacting comparability with the exception of certain tax matters discussed below.

[2]	Represents net income attributable to shareowners of the company.

•	Asset impairments include charges of $334 million related to certain equity method investees in the Middle East.

•
Transaction gains/losses include charges of $102 million due to pension settlements as a result of North America refranchising activities, net charges of $97 million related to the refranchising of certain bottling territories in North America, a net loss of $74 million related to the sale of our equity ownership in Lindley, a net loss of $32 million related to acquiring a controlling interest in the Philippine bottling operations, charges of $22 million related to North America refranchising costs, charges of $10 million for noncapitalizable transaction costs associated with pending and closed transactions, and charges of $1 million related to North America conversion payments.

•
Other items include a $288 million net loss related to unrealized gains and losses on our equity and trading debt securities, a $162 million net loss related to our economic hedging activities, and charges of $2 million primarily related to tax litigation expense.

•
Certain tax matters include a net tax benefit of $42 million for changes to our uncertain tax positions, including interest and penalties, as well as for agreed-upon tax matters and a net tax benefit of $1 million primarily as a result of adjustments to our provisional remeasurement of deferred taxes as well as remeasurement of the transition tax liability recorded related to the Tax Reform Act. These benefits were partially offset by a net tax charge of $11 million associated with the company's stock-based compensation arrangements.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions except per share data)

	Year Ended December 31, 2018
	Net operating revenues	Cost of goods sold	Gross profit	Gross margin	Selling, general and administrative expenses	Other operating charges	Operating income	Operating margin
Reported (GAAP)	$34,300	$13,067	$21,233	61.9%	$11,002	$1,079	$9,152	26.7%
Items Impacting Comparability:
Asset Impairments	—	—	—		—	(450)	450
Productivity and Reinvestment	—	—	—		—	(440)	440
Transaction Gains/Losses	—	—	—		—	(158)	158
CCBA Unrecognized Depreciation and Amortization	—	92	(92)		280	—	(372)
Other Items	(9)	(34)	25		(2)	(31)	58
Comparable (Non-GAAP)	$34,291	$13,125	$21,166	61.7%	$11,280	$—	$9,886	28.8%

	Year Ended December 31, 2018
	Interest expense	Equity income (loss) — net	Other income (loss) — net	Income before income taxes	Income taxes[1]	Effective tax rate	Net income[2]	Diluted net income per share
Reported (GAAP)	$950	$1,008	$(1,674)	$8,225	$1,749	21.3%	$6,434	$1.50
Items Impacting Comparability:
Asset Impairments	—	—	591	1,041	116		925	0.22
Productivity and Reinvestment	—	—	68	508	120		388	0.09
Equity Investees	—	111	—	111	(9)		120	0.03
Transaction Gains/Losses	—	—	935	1,093	4		1,011	0.24
CCBA Unrecognized Depreciation and Amortization	—	—	—	(372)	(105)		(170)	(0.04)
Other Items	27	—	418	449	110		339	0.08
Certain Tax Matters	—	—	—	—	92		(92)	(0.02)
Comparable (Non-GAAP)	$977	$1,119	$338	$11,055	$2,077	18.8%	$8,955	$2.08
Note: Certain columns may not add due to rounding. Certain percentages may not recalculate using the rounded dollar amounts provided. Reclassified data reflect the reclassification of CCBA from discontinued operations into continuing operations.

[1]
The income tax adjustments are the calculated income tax benefits (charges) at the applicable tax rate for each of the items impacting comparability with the exception of certain tax matters discussed below.

[2]	Represents net income attributable to shareowners of the company.

•
Asset impairments include charges of $450 million related to CCR assets, charges of $334 million related to certain equity method investees in the Middle East, a charge of $205 million related to an equity method investee in Indonesia, and a charge of $52 million related to one of our equity method investees in Latin America.

•
Transaction gains/losses include charges of $554 million related to CCBA assets which were held for sale, net charges of $476 million related to the refranchising of certain bottling territories in North America, charges of $149 million due to pension settlements as a result of North America refranchising activities, charges of $139 million primarily related to North America refranchising costs, charges of $34 million related to North America conversion payments, charges of $33 million primarily related to the reversal of the cumulative translation adjustments resulting from the substantial liquidation of the company's former Russian juice operations, a net loss of $32 million related to acquiring a controlling interest in the Philippine bottling operations, and charges of $19 million for noncapitalizable transaction costs associated with pending and closed transactions. These charges were partially offset by a net gain of $296 million related to the sale of our equity ownership in Lindley and a net gain of $47 million due to the refranchising of our Latin American bottling operations.

•
Other items include a $328 million net loss related to unrealized gains and losses on our equity and trading debt securities, a $117 million net loss related to our economic hedging activities, and charges of $33 million primarily related to tax litigation expense. These charges were partially offset by a net gain of $27 million related to the early extinguishment of long-term debt.

•
Certain tax matters include a net tax benefit of $103 million associated with the company's stock-based compensation arrangements. This benefit was partially offset by a net tax expense of $8 million primarily as a result of adjustments to our provisional remeasurement of deferred taxes as well as remeasurement of the transition tax liability recorded related to the Tax Reform Act, and a net tax charge of $3 million for changes to our uncertain tax positions, including interest and penalties, as well as for agreed-upon tax matters.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions except per share data)

	Three Months Ended December 31, 2017
	Net operating revenues	Cost of goods sold	Gross profit	Gross margin	Selling, general and administrative expenses	Other operating charges	Operating income	Operating margin
Reported (GAAP)	$8,314	$3,155	$5,159	62.1%	$3,057	$592	$1,510	18.2%
Items Impacting Comparability:
Productivity and Reinvestment	—	—	—		—	(179)	179
Transaction Gains/Losses	—	—	—		—	(160)	160
CCBA Unrecognized Depreciation and Amortization	—	24	(24)		66	—	(90)
Other Items	—	1	(1)		(1)	(253)	253
Comparable (Non-GAAP)	$8,314	$3,180	$5,134	61.8%	$3,122	$—	$2,012	24.2%

	Three Months Ended December 31, 2017
	Interest expense	Equity income (loss) — net	Other income (loss) — net	Income before income taxes	Income taxes[1]	Effective tax rate	Net income (loss)[2]	Diluted net income (loss) per share
Reported (GAAP)	$222	$189	$(576)	$1,085	$3,802	350.4%	$(2,752)	$(0.65)
Items Impacting Comparability:
Productivity and Reinvestment	—	—	116	295	103		192	0.05
Equity Investees	—	55	—	55	13		42	0.01
Transaction Gains/Losses	—	—	501	661	255		406	0.10
CCBA Unrecognized Depreciation and Amortization	—	—	—	(90)	(26)		(40)	(0.01)
Other Items	—	—	2	255	96		159	0.04
Certain Tax Matters	—	—	—	—	(3,693)		3,693	0.87
Impact of Dilutive Securities	—	—	—	—	—		—	(0.01)
Comparable (Non-GAAP)	$222	$244	$43	$2,261	$550	24.3%	$1,700	$0.40
Note: Certain columns may not add due to rounding. Certain percentages may not recalculate using the rounded dollar amounts provided. Reclassified data reflect the reclassification of CCBA from discontinued operations into continuing operations.

[1]
The income tax adjustments are the calculated income tax benefits (charges) at the applicable tax rate for each of the items impacting comparability with the exception of certain tax matters discussed below as well as the tax impact resulting form the accrual of tax on temporary differences related to the investments in foreign subsidiaries that are expected to reverse in the foreseeable future.

[2]	Represents net income attributable to shareowners of the company.

•
Transaction gains/losses include net charges of $667 million related to the refranchising of certain bottling territories in North America, charges of $105 million related to North America refranchising costs, charges of $26 million related to North America conversion payments, and charges of $13 million for noncapitalizable transaction costs associated with pending and closed transactions. These charges were partially offset by a gain of $150 million related to the remeasurement of our previously held equity interests in CCBA and its South African subsidiary to fair value.

•
Other items include a charge of $225 million due to a contribution the company made to The Coca-Cola Foundation, charges of $24 million related to tax litigation expense, and a $2 million net loss related to our economic hedging activities.

•
Certain tax matters include a net provisional tax charge of $3,610 million as a result of the Tax Reform Act and net tax charges of $94 million related to uncertain tax positions, including interest and penalties, as well as the impact of the reversal of valuation allowances in certain foreign jurisdictions. These charges were partially offset by $11 million of excess tax benefits associated with the company's stock-based compensation arrangements.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions except per share data)

	Year Ended December 31, 2017
	Net operating revenues	Cost of goods sold	Gross profit	Gross margin	Selling, general and administrative expenses	Other operating charges	Operating income	Operating margin
Reported (GAAP)	$36,212	$13,721	$22,491	62.1%	$12,834	$1,902	$7,755	21.4%
Items Impacting Comparability:
Asset Impairments	—	—	—		—	(737)	737
Productivity and Reinvestment	—	—	—		—	(534)	534
Transaction Gains/Losses	—	(3)	3		—	(299)	302
CCBA Unrecognized Depreciation and Amortization	—	24	(24)		66	—	(90)
Other Items	6	(28)	34		(2)	(332)	368
Comparable (Non-GAAP)	$36,218	$13,714	$22,504	62.1%	$12,898	$—	$9,606	26.5%

	Year Ended December 31, 2017
	Interest expense	Equity income (loss) — net	Other income (loss) — net	Income before income taxes	Income taxes[1]	Effective tax rate	Net income[2]	Diluted net income per share
Reported (GAAP)	$853	$1,072	$(1,763)	$6,890	$5,607	81.4%	$1,248	$0.29
Items Impacting Comparability:
Asset Impairments	—	—	50	787	156		631	0.15
Productivity and Reinvestment	—	—	116	650	230		420	0.10
Equity Investees	—	92	—	92	22		70	0.02
Transaction Gains/Losses	—	—	1,910	2,212	83		2,129	0.49
CCBA Unrecognized Depreciation and Amortization	—	—	—	(90)	(26)		(40)	(0.01)
Other Items	(38)	—	—	406	146		260	0.06
Certain Tax Matters	—	—	—	—	(3,583)		3,583	0.83
Comparable (Non-GAAP)	$815	$1,164	$313	$10,947	$2,635	24.1%	$8,301	$1.92
Note: Certain columns may not add due to rounding. Certain percentages may not recalculate using the rounded dollar amounts provided. Reclassified data reflect the reclassification of CCBA from discontinued operations into continuing operations.

[1]
The income tax adjustments are the calculated income tax benefits (charges) at the applicable tax rate for each of the items impacting comparability with the exception of certain tax matters discussed below as well as the tax impact resulting form the accrual of tax on temporary differences related to the investments in foreign subsidiaries that are expected to reverse in the foreseeable future.

[2]	Represents net income attributable to shareowners of the company.

•	Asset impairments include charges of $737 million related to CCR assets and a $50 million charge related to an international equity method investee.

•
Transaction gains/losses include net charges of $2,140 million related to the refranchising of certain bottling territories in North America, charges of $422 million related to North America refranchising costs, charges of $313 million related to North America conversion payments, a charge of $26 million related to our former German bottling operations, and charges of $19 million for noncapitalizable transaction costs associated with pending and closed transactions. These charges were partially offset by a gain of $445 million related to the integration of Coca-Cola West Co., Ltd. and Coca-Cola East Japan Co., Ltd. to establish Coca-Cola Bottlers Japan Inc., now known as Coca-Cola Bottlers Japan Holdings Inc., as well as a gain of $150 million related to the remeasurement of our previously held equity interests in CCBA and its South African subsidiary to fair value, a gain of $88 million related to the refranchising of our China bottling operations and the sale of a related cost method investment, and a gain of $25 million related to Coca-Cola FEMSA, an equity method investee, issuing additional shares of its stock at a per share amount greater than the carrying value of the company's per share investment.

•
Other items include a charge of $225 million due to a contribution the company made to The Coca-Cola Foundation, charges of $67 million related to tax litigation expense, a net charge of $38 million related to the extinguishment of long-term debt, a $36 million net loss related to our economic hedging activities, and impairment charges of $34 million related to Venezuelan intangible assets.

•
Certain tax matters include a net provisional tax charge of $3,610 million as a result of the Tax Reform Act and net tax charges of $106 million related to uncertain tax positions, including interest and penalties, as well as the impact of the reversal of valuation allowances in certain foreign jurisdictions. These charges were partially offset by $133 million of excess tax benefits associated with the company's stock-based compensation arrangements.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

	Operating Income (Loss) for Three Months Ended March 29, 2019
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$978	$496	$586	$542	$66	$100	$(333)	$2,435
Items Impacting Comparability:
Productivity and Reinvestment	1	—	17	—	—	2	48	68
Transaction Gains/Losses	—	—	—	—	—	11	46	57
CCBA Unrecognized Depreciation and Amortization	—	—	—	—	—	(88)	—	(88)
Other Items	—	—	(21)	—	—	(4)	9	(16)
Comparable (Non-GAAP)	$979	$496	$582	$542	$66	$21	$(230)	$2,456

	Operating Income (Loss) for Three Months Ended March 30, 2018
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$914	$571	$503	$562	$29	$(325)	$(307)	$1,947
Items Impacting Comparability:
Asset Impairments	—	—	—	—	—	390	—	390
Productivity and Reinvestment	2	2	52	—	—	6	33	95
Transaction Gains/Losses	—	—	—	—	—	45	—	45
CCBA Unrecognized Depreciation and Amortization	—	—	—	—	—	(96)	—	(96)
Other Items	—	—	(19)	—	—	10	5	(4)
Comparable (Non-GAAP)	$916	$573	$536	$562	$29	$30	$(269)	$2,377

Note: Reclassified operating segment and Corporate data reflect the reclassification of CCBA from discontinued operations into continuing operations. CCBA is included in the Bottling Investments operating segment.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

	Operating Income (Loss) for Three Months Ended June 29, 2018
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$1,093	$593	$648	$703	$37	$(17)	$(291)	$2,766
Items Impacting Comparability:
Asset Impairments	—	—	—	—	—	60	—	60
Productivity & Reinvestment	—	1	47	1	—	16	46	111
Transaction Gains/Losses	—	—	—	—	—	34	3	37
CCBA Unrecognized Depreciation and Amortization	—	—	—	—	—	(97)	—	(97)
Other Items	—	—	14	—	—	(5)	(14)	(5)
Comparable (Non-GAAP)	$1,093	$594	$709	$704	$37	$(9)	$(256)	$2,872

	Operating Income (Loss) for Three Months Ended September 28, 2018
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$933	$640	$663	$614	$44	$24	$(304)	$2,614
Items Impacting Comparability:
Productivity and Reinvestment	(4)	(1)	39	(2)	—	10	65	107
Transaction Gains/Losses	—	—	—	—	—	37	7	44
CCBA Unrecognized Depreciation and Amortization	—	—	—	—	—	(90)	—	(90)
Other Items	—	—	(1)	—	—	5	20	24
Comparable (Non-GAAP)	$929	$639	$701	$612	$44	$(14)	$(212)	$2,699
Note: Reclassified operating segment and Corporate data reflect the reclassification of CCBA from discontinued operations into continuing operations. CCBA is included in the Bottling Investments operating segment.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

	Operating Income (Loss) for Three Months Ended December 31, 2018
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$753	$514	$504	$392	$42	$121	$(501)	$1,825
Items Impacting Comparability:
Productivity & Reinvestment	(1)	2	37	(3)	—	(1)	93	127
Transaction Gains/Losses	—	—	—	—	—	22	10	32
CCBA Unrecognized Depreciation and Amortization	—	—	—	—	—	(89)	—	(89)
Other Items	—	—	43	—	—	1	(1)	43
Comparable (Non-GAAP)	$752	$516	$584	$389	$42	$54	$(399)	$1,938

	Operating Income (Loss) for Year Ended December 31, 2018
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$3,693	$2,318	$2,318	$2,271	$152	$(197)	$(1,403)	$9,152
Items Impacting Comparability:
Asset Impairments	—	—	—	—	—	450	—	450
Productivity & Reinvestment	(3)	4	175	(4)	—	31	237	440
Transaction Gains/Losses	—	—	—	—	—	138	20	158
CCBA Unrecognized Depreciation and Amortization	—	—	—	—	—	(372)	—	(372)
Other Items	—	—	37	—	—	11	10	58
Comparable (Non-GAAP)	$3,690	$2,322	$2,530	$2,267	$152	$61	$(1,136)	$9,886
Note: Reclassified operating segment and Corporate data reflect the reclassification of CCBA from discontinued operations into continuing operations. CCBA is included in the Bottling Investments operating segment.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

	Operating Income (Loss) for Three Months Ended December 31, 2017
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$756	$590	$583	$320	$33	$(20)	$(752)	$1,510
Items Impacting Comparability:
Productivity & Reinvestment	24	4	110	6	—	18	17	179
Transaction Gains/Losses	—	—	—	—	—	146	14	160
CCBA Unrecognized Depreciation and Amortization	—	—	—	—	—	(90)	—	(90)
Other Items	—	—	(5)	—	—	1	257	253
Comparable (Non-GAAP)	$780	$594	$688	$326	$33	$55	$(464)	$2,012

	Operating Income (Loss) for Year Ended December 31, 2017
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Global Ventures	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$3,585	$2,215	$2,472	$2,136	$159	$(806)	$(2,006)	$7,755
Items Impacting Comparability:
Asset Impairments	—	—	—	—	—	737	—	737
Productivity & Reinvestment	26	7	241	10	—	57	193	534
Transaction Gains/Losses	—	—	—	—	—	281	21	302
CCBA Unrecognized Depreciation and Amortization	—	—	—	—	—	(90)	—	(90)
Other Items	—	—	(14)	—	—	24	358	368
Comparable (Non-GAAP)	$3,611	$2,222	$2,699	$2,146	$159	$203	$(1,434)	$9,606
Note: Reclassified operating segment and Corporate data reflect the reclassification of CCBA from discontinued operations into continuing operations. CCBA is included in the Bottling Investments operating segment.